JPMorgan Equity Funds

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

(each a series of JPMorgan Trust II)

All Share Classes

Supplement dated December 9, 2005

to the Equity Prospectuses dated November 1, 2005

Small Cap Growth Fund

Effective February 28, 2006, the following changes will be made to the investment strategies for the Fund:

The disclosure under the heading Fund Summary: Investments, Risks & Performance in the section “What are the Fund’s main investment strategies?” will be deleted and replaced with the following:

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small-capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth. For more information about the Small Cap Growth Fund’s investment strategies, please read “More About The Funds” and “Principal Investment Strategies.”

The disclosure in the first paragraph and first bullet pointed paragraph for the Small Cap Growth Fund under the heading More About the Funds: Principal Investment Strategies will be deleted and replaced with the following:

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small-capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index stocks at the time of purchase. As of September 30, 2005, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $2 million to $ 3.6 billion. If the Fund decides to change this 80% strategy, shareholders will be given 60 days advance notice.

Equity securities in which the Fund can invest include common stocks, preferred stocks, convertible securities, depositary receipts, real estate investment trusts (REITS), and warrants and rights to buy common stocks.

The following disclosure will be added at the end of the Small Cap Growth Fund section under the heading More About the Funds: Principal Investment Strategies:

In managing the Fund, JPMorgan Investment Advisors employs a process that combines research, valuation and stock selection. JPMorgan Investment Advisors makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser’s research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what JPMorgan Investment Advisors considers to be the key criteria for success. Then, JPMorgan Investment Advisors performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

JPMorgan Investment Advisors may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. JPMorgan Investment Advisors may also sell a security due to extreme overvaluation. Finally, JPMorgan Investment Advisors may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

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Small Cap Value Fund

Effective February 28, 2006, the following changes will be made to the investment strategies for the Fund:

The disclosure under the heading Fund Summary: Investments, Risks & Performance in the section “What are the Fund’s main investment strategies?” will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, JPMorgan Investment Advisors uses a value-oriented approach. For more information about the Small Cap Value Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

The disclosure in the first paragraph and first bullet pointed paragraph for the Small Cap Value Fund under the heading More About the Funds: Principal Investment Strategies will be deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Value Index stocks at the time of purchase. As of September 30, 2005, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $2 million to $ 3.7 billion. If the Fund decides to change this 80% strategy, shareholders will be given 60 days advance notice.

Equity securities in which the Fund can invest include common stocks, preferred stocks, convertible securities, depositary receipts, real estate investment trusts (REITS), and warrants and rights to buy common stocks.

The following disclosure will be added at the end of the Small Cap Value Fund section under the heading More About the Funds: Principal Investment Strategies:

In managing the Fund, JPMorgan Investment Advisors employs a process that combines research, valuation and stock selection. JPMorgan Investment Advisors makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser’s research and portfolio management team. Essentially, quantitative measures are used to identify companies that have met what the adviser considers to be the key criteria for success. Then, JPMorgan Investment Advisors performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

JPMorgan Investment Advisors may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. JPMorgan Investment Advisors may also sell a security due to extreme overvaluation. While JPMorgan Investment Advisors will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company’s fundamentals and future potential. Finally, JPMorgan Investment Advisors may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE